Biological Assets	12 Months Ended
Oct. 31, 2022
Biological Assets

5.	Biological Assets

Biological assets consist of cannabis plants, which reflect measurement at fair value less costs to sell (“FVLCTS”). changes in the carrying amounts of biological assets at October 31, 2022 and October 31, 2021 are as follows:

	October 31, 2022	October 31, 2021
	$	$
Beginning balance	1,188,552	250,690
Purchased cannabis plants	4,567,108	2,969,773
Allocation of operational overhead	1,063,755	1,430,876
Change in FVLCTS due to biological transformation	3,278,572	1,824,225
Transferred to inventory upon harvest	(8,898,468)	(5,287,012)
Ending balance	1,199,519	1,188,552

FVLCTS is determined using a model which estimates the expected harvest yield for plants currently being cultivated, and then adjusts that amount for the expected selling price and also for any additional costs to be incurred, such as post-harvest costs.

The following significant unobservable inputs, all of which are classified as level 3 on the fair value hierarchy, were used by management as part of this model:

-	Expected costs required to grow the cannabis up to the point of harvest

-	Estimated selling price per pound

-	Expected yield from the cannabis plants

-	Estimated stage of growth – The Company applied a weighted average number of days out of the 60-day growing cycle that biological assets have reached as of the measurement date based on historical evidence. The Company assigns fair value basis according to the stage of growth and estimated costs to complete cultivation.

			Impact of 20% change
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Estimated selling price per pound ($/pound)	817	1,130	246,397	219,428
Estimated stage of growth (%)	49%	51%	204,814	189,943
Estimated flower yield per harvest (pound)	2,638	1,915	204,814	189,943